UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 13, 2008

INNOTRAC CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

000-23741	58-1592285
(Commission File Number)	(IRS Employer Identification No.)

6655 Sugarloaf Parkway
Duluth, Georgia	30097
(Address of Principal Executive Offices)	(Zip Code)

(678) 584-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On May 13, 2008, a Current Report on Form 8-K (the “Original 8-K”) for Innotrac Corporation (“Innotrac”), including a press release announcing Innotrac’s financial results for the first quarter ended March 31, 2008, was filed in error.  Innotrac’s financial statements for first quarter ended March 31, 2008 have not yet been completed, and therefore the information in the Original 8-K, including the press release attached as exhibit 99.1 thereto, is not yet final and should not be relied upon.

    The information in this Report (including the Original 8-K), including the Exhibit attached to the Original 8-K, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOTRAC CORPORATION

	By:	/s/ Scott D. Dorfman
Scott D. Dorfman
Date: May 13, 2008		Chairman, President and Chief Executive Officer